UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 14, 2010

MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	0-24412	42-1421406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 Second Street, Suite 102, Encinitas, California		92024
(Address of Principal Executive Offices)		(Zip Code)

(760) 479-5080
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2010, MACC Private Equities, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) informing it that the Nasdaq Hearings Panel (the “Panel”) had granted the Company's request for its common shares to remain listed on the Nasdaq Capital Market.  The Panel's determination was subject to the following conditions: (i) that on or about July 15, 2010, the Company shall inform the Panel that it has filed a definitive proxy for its annual shareholder meeting that includes a proposal for a reverse stock split, and (ii) that on or before September 13, 2010, the Company must have evidenced a closing bid price of $1.00 or more for a minimum of ten prior consecutive trading days.  Further, in order to comply with the terms of the granted exception the Company must be able to demonstrate compliance with all requirements for continued listing on Nasdaq.

The Panel noted that September 13, 2010 represents the full extent of the Panel's authority to grant an exception and allow continued listing on the Nasdaq Capital Market while the Company remains deficient.  Should the Company be unable to meet the exception requirement, the Panel will issue a final determination to delist the Company's shares effective on the second business day from the date of the final determination.  There can be no assurances given that the Company will meet the above-stated conditions set forth by the Panel or that the Company will avoid having its shares delisted by Nasdaq.

On May 17, 2010, the Company issued a press release announcing that it had received the aforementioned notice from Nasdaq.  The full text of the press release is included in this document as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01  Other Events.

The Company issued a press release on May 17, 2010 regarding its results from operations for its second quarter of fiscal year 2010 ending March 31, 2010.

A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release dated May 17, 2010 - MACC Announces Favorable Nasdaq Delisting Appeal Decision

99.2	Press Release dated May 17, 2010 - MACC Announces Results of Second Quarter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2010

MACC PRIVATE EQUITIES INC.

	By:	/s/ Travis T. Prentice
Travis T. Prentice
President and CEO

Exhibit Index

Exhibit
Number                                Description

99.1	Press Release dated May 17, 2010 - MACC Announces Favorable Nasdaq Delisting Appeal Decision

99.2	Press Release dated May 17, 2010 - MACC Announces Results of Second Quarter